STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK  10038

November 8, 2013

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Attention:  Karen L. Rossotto

Ladies and Gentlemen:

On behalf of Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the "Fund"), a series of Dreyfus Investment Funds, transmitted for filing are preliminary proxy materials relating to a special meeting of shareholders of the Fund to be held on January 23, 2014, together with a form of proxy card.  The meeting is being called for the purpose of asking shareholders to approve, with respect to the Fund, (i) a Sub-Investment Advisory Agreement between The Dreyfus Corporation ("Dreyfus") and The Boston Company Asset Management, LLC, (ii) a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital Management Corporation, (iii) the implementation of a "manager of managers" arrangement whereby Dreyfus, the Fund's investment adviser, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for the Fund without obtaining shareholder approval, (iv) revising a fundamental investment restriction on investing in derivatives, (v) revising a fundamental investment restriction on borrowing, (vi) revising a fundamental investment restriction on making loans, and (vii) removing a fundamental investment restriction on margin.

Shareholders of record at the close of business on December 6, 2013 will be entitled to receive notice of and to vote at the meeting.  It is intended that copies of the proxy materials will be mailed to shareholders on or about December 16, 2013.

Please telephone the undersigned at 212.806.6638, or Janna Manes of this office at 212.806.6141, if you have any questions or comments.

Very truly yours,

/s/ Lauren Connolly
Lauren Connolly